United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
June 12, 2007
UTi Worldwide Inc.
(Exact name of Registrant as Specified in its Charter)
000-31869
(Commission File Number)

British Virgin Islands (State or Other Jurisdiction of Incorporation or Organization) 9 Columbus Centre, Pelican Drive Road Town, Tortola British Virgin Islands	N/A (IRS Employer Identification Nimber) c/o UTi, Services, Inc. 100 Oceangate, Suite 1500 Long Beach, CA 90802 USA
(Addresses of Principal Executive Offices)
562.552.9400
(Registrant’s Telephone Number, Including Area Code)
19500 Rancho Way, Suite 116, Rancho Dominguez, CA 90220 USA
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
SIGNATURE

UTi Worldwide Inc.
Current Report on Form 8-K
June 12, 2007
Item 7.01. Regulation FD Disclosure.
Today, June 12, 2007, representatives of UTi Worldwide Inc. (the Company) will make a presentation at the Company’s 2007 Investor Day Program regarding the Company’s large scale IT development project, which we refer to as “4asONE.” This project is aimed at establishing a single system and set of global processes for the Company’s freight forwarding business and global financial management. The project, currently in the beginning stages of design and development, is to be phased in over a period of years, with deployment expected to commence during fiscal year 2010 and continue through fiscal year 2012. The 4asONE project is designed to increase efficiency through the adoption of new technologies, the alignment of processes within the Company and other measures.
The presentation will highlight certain objectives, as well as anticipated benefits and costs of the 4asONE project, including those as described more specifically below.
Objectives
The Company’s objectives for the 4asONE project are as follows:
•	Optimizing the Company’s freight forwarding processes and systems to process a higher volume of shipments at a lower cost with less rework

•	Provide the Company’s clients with an improved customized, consistent, reliable and predictable experience on a global basis

•	Improved transparency and visibility across freight forwarding for the Company and its clients at both the transaction and item level

•	Deliver a consolidated global enterprise financial system and support the global operating platform
The specific objectives with respect to freight forwarding services include:
•	One Touch Data Capture

•	Global Billing And Rating System

•	Enable Shared Services

•	Reduction in Cost per Shipment

•	Increase in Billable Services

•	Increase in Revenues and Margins
Benefits
The 4asONE project is anticipated to offer the following benefits to freight forwarding clients:
•	Improved Invoicing and Documentation Processes

•	Improved Global Visibility

•	Automated SOP Tracking and Compliance

•	Customized Solutions that are Configurable

•	Expansion and Addition of Billable Services

From a global and regional finance perspective, the 4asONE project is expected to offer the following benefits to the Company:
•	Shorter Closing Cycles

•	Global Treasury and Foreign Exchange Management

•	Global Visibility to Client Profitability

•	Rationalized Internal Controls and Lower Audit Costs

•	Single Source of Information

•	Enable Shared Services
Costs
Through fiscal year 2012, the Company expects the costs of the 4asONE project to ramp up over time to a total of approximately $83 million, and through fiscal year 2009, we expect costs of 1.3 cents per share as previously disclosed. Estimated costs during this multi-year period are expected to be comprised as follows:
•	Internal Costs: $30 million

•	Software and Customization: $18 million

•	Maintenance: $5 million

•	Deployment: $30 million
Of the above estimated costs, we expect to capitalize the software and customization costs of approximately $18 million, and a portion of the remaining costs. At this time, we have not finalized our analysis to determine the portion of the remaining costs that we expect to be capitalized.
The Company anticipates that 4asONE will have the effect of reducing costs, while increasing revenues and margins. Based on internal and external studies, the Company anticipates that the 4asONE program may ultimately result in net annual savings of approximately $27 million, once fully deployed. Efforts to mitigate risks associated with the 4asONE project include an experienced and strong leadership team, executive sponsorship and organizational support, the planning process and RFP and vendor selection process, controlled scope and deployment and accordingly, controlled expenditures.
The above estimated expected costs and benefits associated with the 4asONE project were based on our assumptions of the facts as they exist today and we cannot provide assurance that the results will be realized.
Strategic partners for the project include Oracle and HCL, which is comprised of two companies in India providing global Technology and IT enterprises.
Safe Harbor Statement
Certain statements in this Current Report may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Company intends that all such statements be subject to the “safe-harbor” provisions contained in those sections. Such statements may include, but are not limited to, the Company’s discussion of 4asONE, including its objectives, its expected benefits, the timing and amount of its expected costs, and the expected financial savings associated with the program; the program’s anticipated impact on costs, revenues, margins and financial goals; the expected timetable for deployment of the program and the company’s long-term strategy. Many important factors may cause the company’s actual results to differ materially from those discussed in any such forward-looking statements, including unexpected costs, cost increases and changes to cost structure, technical difficulties or other delays associated with the development and implementation of 4asONE; our operation of numerous IT systems with various degrees of integration; integration risks associated with acquisitions and integration risks generally associated with the creation of enterprise IT development programs; a challenging operating environment; increased competition; the effects of changes in foreign exchange rates; industry consolidation making it more difficult to compete against larger companies; general economic, political and market conditions, including those in Africa, Asia and Europe; work stoppages or slowdowns or other material interruptions in transportation services; risks of international operations; the success and effects of new strategies; disruptions caused by epidemics, conflicts, wars and terrorism; and the other risks and uncertainties described in the company’s filings with the Securities and Exchange Commission. In addition, the Company may experience difficulties in consolidating its current IT systems as part of the 4asONE program, and such difficulties may impact the Company’s customers and the Company’s ability to meet its customers’ needs. Although UTi believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate and, therefore, we cannot assure you that the results contemplated in forward-looking statements will be realized in the timeframe anticipated or at all. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by UTi or any other person that UTi’s objectives or plans will be achieved. Accordingly, investors are cautioned not to place undue reliance on our forward-looking statements. UTi undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UTi Worldwide Inc.
Date: June 12, 2007	By:	/s/ Lawrence R. Samuels
Lawrence R. Samuels
Executive Vice President - Finance and Chief Financial Officer